Exhibit 10.4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

SUPPLY AGREEMENT

This Agreement is made as of April 12th, 2015, by and between NuSil Technology LLC, a Delaware Limited Liability Company, located at 1050 Cindy Lane; Carpinteria, California, U.S.A. 93013 (hereinafter called “Seller”) and Eurosilicone SAS located at Z.I. La Peyroliere, BP 68, Apt 84450, France (hereinafter called “Buyer”).

RECITALS

A. Buyer desires to purchase certain silicone material system(s) for the manufacture of its products. The silicone material(s) are identified more specifically in Exhibit A (hereinafter the Materials). Buyer agrees to purchase the Materials, and any other silicone material(s) which may become part of and subject to the terms of this Agreement, exclusively from Seller for the term of this Agreement.

B. Seller is the developer, manufacturer and seller of silicone materials which Buyer uses as raw materials for the manufacture of its products. Seller agrees to sell to Buyer the Material(s) for Buyer’s use in the manufacture of Buyer’s own products.

In consideration of these mutual agreements, the parties agree to the following terms:

1.	Term of Agreement.

This Agreement will begin as of the Effective Date and continue for a period of three (3) years. This Agreement may be renewed for additional one-year terms upon mutual agreement of the parties reached at least 60 days prior to the end of any term or renewal thereof. The price for the Material(s) in Exhibit A are set forth on Exhibit B. Failure to reach agreement on any renewal of this Agreement and the terms thereof will result in the termination of this Agreement or any extension hereof.

Notwithstanding the foregoing, this Agreement may be terminated by either party by certified mail, return receipt requested, upon 30 days notice in the event of any material breach by the other party of any of the terms of this Agreement, unless the breaching party corrects such breach within said 30-day period.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

2.	Payment Terms.

Payment will be made in United States Dollars within [* * *] from the date of the Seller’s invoice. In no event shall such invoices be dated earlier than the date of shipment. Upon failure by the Buyer to make any payment in accordance with this Agreement, Seller reserves the right, at Seller’s option, to terminate this Agreement or to suspend further deliveries, or to pursue any other remedy available to it in equity or at law. If, in the judgment of Seller, Buyer’s ability to make payments becomes impaired, Seller may refuse to make delivery, except for cash on delivery, and may demand immediate payment in full for all materials previously delivered in accordance with this Agreement.

Any credit terms offered by Seller to Buyer are subject to Seller’s authorization and continuous review and nothing in this Agreement shall guarantee Buyer an offer for an unsecured line of credit from Seller.

3.	Supply and Shipment.

Seller hereby agrees to supply and Buyer hereby agrees to purchase all of the Material required by Buyer for its use in accordance with the terms hereof.

The Material shall be manufactured pursuant to ISO 9001 and all applicable laws and regulations, and shall comply with the specifications set forth at the time of shipment.

Unless otherwise agreed to by both parties, materials shipped in accordance with this Agreement will be shipped ExWorks Carpinteria, CA, USA, Incoterms 2010. The Material(s) will be packaged in containers consistent with commercial practices for materials of this type, and will be accompanied by a certificate of analysis verifying that the Material(s) comply with the specifications. Any freight costs, customs duties, and applicable taxes are the responsibility of the Buyer.

DAP prices are applicable when materials are collected in the Rotterdam warehouse. In this case, additional warehouse fees will apply and be invoiced accordingly (Exhibit B). These fees do not include customs duties, local taxes, and shipping costs from Rotterdam to customer warehouse.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4.	Change Notifications

All change notifications shall be performed in exclusive accordance with the attached NuSil Technology Change Notification Policy (Exhibit C)

5.	Purchase Orders.

Buyer shall provide Seller with firm purchase orders in writing, setting forth the desired delivery date, which shall be at least [* * *] from the date of receipt of the purchase order.

Buyer shall provide Seller a [* * *] forecast to enable Seller to have adequate stock levels of material for sale at the desired shipping location. Buyer shall communicate to Seller a minimum of [* * *] prior to need of material for shipment. Seller shall use [* * *] to provide product to meet Buyer schedule.

6.	Confidential Information.

Buyer and Seller agree to treat as confidential, and not to divulge to any other person or entity, any information relating either to Buyer’s products or to the silicone materials produced by Seller, including the manufacturing processes, testing protocol, suppliers, and customer information of each party. Buyer and Seller have signed and entered into a Confidential Disclosure Agreement that governs the handling and control of all confidential and proprietary information between Buyer and Seller, which Confidential Disclosure Agreement is incorporated herein by reference. The obligations and rights set forth in the Confidential Disclosure Agreement shall survive this Agreement and are independent and integrated without regard to this Agreement.

7.	Warranties.

Seller warrants only that the material delivered in accordance with this Agreement meets the specifications for Material(s) in effect at the time of shipment, or such other specifications as may be agreed upon between the parties in writing. No other warranties or representations have been made by Seller, and Seller specifically disclaims any other warranties or representations including those as to the safety or suitability of the Material(s) for any specific use.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

SELLER NEITHER MAKES NOR INTENDS, NOR DOES IT AUTHORIZE ANY AGENT OR REPRESENTATIVE TO MAKE, ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, AND IT EXPRESSLY EXCLUDES AND DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Seller does not by this Agreement intend or authorize Buyer to act as Seller’s agent for any purpose and Buyer’s relationship to Seller is strictly limited to that of a customer as set forth in this Agreement.

8.	Claims.

In the case of a claim, such claims shall be deemed waived unless Seller receives written notice of the claim within 30 days of Buyer’s receipt.

Buyer assumes all risks and liabilities resulting from the delivery or use of any material supplied by Seller hereunder or the incorporation of such materials in any of Buyer’s products or processes.

Claims for shortages of less than [* * *] of the gross weight of any individual bulk shipment will not be allowed. Seller’s weights taken at the shipping point shall govern, unless proven to be in error.

Seller will use [* * *] to notify the Buyer without delay of any occurrence that will prevent the shipment of material to Buyer on or before the originally desired date of shipment.

Buyer’s exclusive remedy and Seller’s exclusive liability for any and all claims as to the Material delivered hereunder, including liability based on existing or alleged Breach of Warranty or Breach of Contract, shall be [* * *]. If both parties determine that the Material(s) fails to meet the established specifications as set forth in Exhibit A hereto, or as otherwise agreed in writing between the parties hereto and be therefore unusable by Buyer for any purpose, Buyer shall return the Material to the Seller at Seller’s expense, within 30 days from the date of Buyer’s receipt of such Material. Seller shall replace any non-conforming Material at Seller’s expense.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

9.	Contingencies.

a. Neither Buyer nor Seller shall be liable for its failure to perform hereunder (except for its obligation to make payments for material already received by Buyer), if performance is made impracticable due to any occurrence beyond its reasonable control including Acts of God; earthquakes; fires; floods; wars; sabotage; accidents; power outages; labor disputes; government laws, ordinances, rules, regulations, standards or decrees, whether valid or invalid (including but not limited to priorities, requisitions, allocations, and price adjustment restrictions); inability to obtain raw material, equipment or transportation; and any other such occurrence.

b. Upon the occurrence of any contingency as set forth in the preceding paragraph, either party may suspend or terminate this Agreement upon written notice to the other party of such occurrence, setting forth the full particulars in connection therewith. The party affected by such contingency shall have the right to omit during the period of such occurrence all or any portion of the quantity deliverable hereunder. If, due to any such occurrence, Seller is unable to supply the total demands for the material supplied hereunder, Seller shall allocate its available supply among its customers in a fair and equitable manner. In no event shall either party be required to settle strikes, lockouts, or other labor difficulties contrary to its best interest, nor shall Seller be obligated to purchase material from others in order to enable it to deliver material to Buyer.

10.	Termination and Default.

Subject to the provisions of paragraph 8 above, if either party hereto shall fail to perform or fulfill, at any time and in the manner herein provided, any obligation or condition required to be performed or fulfilled by such party hereunder, and if such party fails to remedy any such failure within 60 days after written notice thereof from the non-defaulting party, or fails to commence reasonable efforts to remedy a curable default within such 60-day period and fails to continue in good faith to attempt to remedy such curable default (where default cannot reasonably be remedied within 60 days), the non-defaulting party shall have the right to terminate this Agreement by giving written notice of the termination to the defaulting party at any time after said 60-day period. Such termination shall not be deemed an election, but shall be in addition to any other rights and remedies available to the non-defaulting party.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Upon termination of this Agreement, the Buyer may purchase from another manufacturer/seller the material needed for its production contemplated by this Agreement.

11.	Non-waiver.

Failure of either party to exercise or enforce any right under this Agreement upon one or more occasions shall not constitute a waiver of the right to exercise or enforce the same or any other right on another occasion,

12.	Notices.

Unless otherwise expressly provided herein, any notice, request, report, statement or other communication to be given hereunder shall be in writing and addressed to Eurosilicone SAS, Z.I. la Pevroliere, BP 68, Apt 84450, France, and to NuSil Technology LLC, attn. President, 1050 Cindy Lane, Carpinteria, CA 93013, U.S.A. All such communications by either party pursuant to any of the terms of this Agreement which are forwarded by registered or certified mail, return receipt requested, shall be deemed to have been given upon the date of the mailing thereof as shown on the Post Office receipt, otherwise, such communications shall be deemed to have been given on the date of receipt thereof. Either party may at any time direct in writing in the manner herein provided, that all or particular communications or types of communications be delivered addressed to specific designees other than those named herein.

13.	Governing Law

This Agreement shall be governed by the laws of the State of California without regard to its conflict of laws provisions. The parties have agreed that this Agreement and any disputes arising from it shall be conducted in the English language. Any translations to any other language shall be for convenience only.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

14.	Severability

In the event that any portion if this Agreement or the application of this Agreement to any situation of material is found to be invalid or unenforceable, the remainder of this Agreement or its applicability to all other situations of materials shall remain in force and effect.

15.	Regulatory Support

Seller shall establish and maintain a Master Access File (MAF) with the US FDA for all Materials. Seller shall provide Buyer with regulatory support (including MAF authorization letters) as reasonable requested to assist Buyer with their regulatory fillings. Seller shall provide Buyer with information in their possession, necessary for Buyer to provide other non-US regulatory agencies with information to support product registrations. In those cases where Seller’s proprietary information is requested by non-US regulatory agencies, in support of Buyer product registrations, Seller will use [* * *] to comply with such requests.

Buyer shall be given access to relevant product and safety information (including safety data sheets) when requested. Seller has the responsibility to keep these files updated and compliant with French regulation.

Buyer shall have the right to audit the Sellers facility where the products are manufactured. All audits shall be scheduled at a mutually agreeable time between Buyer and Seller.

16.	Miscellaneous.

The terms and conditions hereof constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all previous communications, either oral or written, between the parties herein. There are no understandings, representations or warranties of any kind whatsoever, except as expressly set forth herein.

This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto. Any assignment or delegation hereof by either party, without the prior written consent of the other party, shall be void, except where such assignment or delegation is to a subsidiary or affiliate of Seller or is in connection with the sale of the business of Seller to which this Agreement relates, in which case this Agreement shall be assigned to any entity assumed by the transferee, subject to the approval of Seller.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

No modification of this Agreement or waiver of the terms or conditions hereof shall be binding upon either party unless approved in writing by an authorized representative of each party, nor shall the terms and conditions of this Agreement be affected by the acknowledgment or acceptance of purchase orders, releases, or other forms containing additional or different terms or conditions.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

NuSil Technology, LLC		Eurosilicone SAS

by:	/s/ Thomas P. Banigan	by:	/s/ Barry Hatt
Title:	VP QA / Regulatory	Title:	Directeur General
Date:	May 12th, 2015	Date:	May 13th, 2015

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT A

MATERIAL

Material Name	Product Specification
1. [* * *]	[***]
2. [* * *]	[***]
3. [* * *]	[***]
4. [* * *]	[***]
5. [* * *]	[***]
6. [* * *]	[***]
7. [* * *]	[***]
8. [* * *]	[***]
9. [* * *]	[***]

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT B

PRICING SCHEDULE - ExWorks Carpinteria

Products	Packaging	2015 Price/kg
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]

*	DAP prices are applicable when materials are collected in Rotterdam warehouse. In this case, additional warehouse fees of [* * *] per kilo will be invoiced. These fees do not include customs duties, local taxes, and shipping costs from Rotterdam to customer warehouse.

The above prices are ExWorks Carpinteria, CA 93013, USA and quoted in U.S. Dollars. Freight, customs duties, and taxes are not included in these prices. Prices will be adjusted [* * *] based on [* * *] and will take effect [* * *].

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

EXHIBIT C

Change Notification Policy

Purpose

This document defines NuSil’s policy regarding change notification in relation to standard products.

Applicability

Unless otherwise agreed, the terms and conditions of this procedure are applicable in all NuSil standard products, excluding active pharmaceutical ingredients (AIM).

Background

21 CPR Section 820.50 (h) Quality System Regulation (previously GMP) defines Purchasing Documents requirement as follows:

“Purchasing documents shall include, where possible, on agreement that the suppliers, contractors, and consultants agree to notify the manufacturer of changes in the product or service so that manufacturers may determine whether the changes may affect the quality of a finished device.”

The objective of this regulation is to preclude any change in the finished product [device] from its original design as a result of non-communicated change(s) in the materials used in its manufacture. The regulation indicates that the device manufacturer is responsible for evaluating the materials used in its finished devices, and must therefore he notified of proposed changes to these materials. Material suppliers like NuSil should therefore advise device manufacturers of proposed changes affecting materials it supplies. The scope of NuSil’s change notification is not intended to address such non-critical events as a change in manufacturing personnel, raw material suppliers of the same CAS # ingredient, or processing modifications not affecting the finished product. NuSil shall continue to assist customers in fulfilling their regulatory obligations in this area by providing notification of material change(s).

Change Notification

The following defines and summarizes the scope of our Change Notification Policy:

1)	Composition - any addition or subtraction of an ingredient with a unique CAS # to a finished product formulation.

2)	Processing - any change in a production process resulting in a final product which differs significantly from that originally qualified by the customer.

3)	Performance - any change in the physical performance of the finished product as defined by the customer’s material specification.

CONFIDENTIAL INFORMATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

4)	Certification and Warranty - any change in the properties to which a product is certified or warranted.

5)	Location - any change in the approved manufacturing location(s).

Mutual agreement to this Change Notification Policy shall be established by either:

1)	A co-signed product-specific agreement reflecting the terms and conditions of this policy.

2)	Delivery of product that has been certified by NuSil to be in accordance with a customer’s material specification containing a change notification requirement.

This policy may be modified by written agreement, where appropriate, based on specific customer request.

Thomas P. Banigan

/s/ Thomas P. Banigan

VP QA / Regulatory Compliance

CONFIDENTIAL INFORMATION